SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 7, 2007

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation)		Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On November 7, 2007, Coherent, Inc. issued a press release regarding its selected financial results for the fiscal quarter and fiscal year ended September 29, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report.

NON-GAAP FINANCIAL MEASURES: Coherent utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall business performance, for making operating decisions and for forecasting and planning future periods. Coherent considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenue and expenses of the business, excluding certain costs that Coherent does not anticipate to recur on a quarterly basis or which do not reflect ongoing operations. While Coherent uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Coherent does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Coherent believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. In assessing the overall health of its business, Coherent excluded items in the following general categories, each of which are described below:

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock compensation expenses and other non-operating income and expense items. We have excluded these items in order to enhance investors' understanding of our ongoing operations. This measure is used by some investors when assessing the performance of Coherent.

Cash, Cash Equivalents and Short-Term Investments, Net of Debt.  Cash, cash equivalents and short-term investments, net of debt, is used to facilitate comparisons between the fiscal quarter ended September 29, 2007 and the preceding fiscal quarter because of the substantial amount of debt that Coherent retired in August 2007.

Each of the non-GAAP financial measures described above, and used herein, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in Coherent’s financial results for the foreseeable future. In addition, other companies, including other companies in Coherent’s industry, may calculate non-GAAP financial measures differently than Coherent does, limiting their usefulness as a comparative tool.

ITEM 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release of Coherent issued on November 7, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: November 7, 2007
By: /s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and
General Counsel

EXHIBITS

Exhibit No.	Description

99.1	Press release of Coherent issued on November 7, 2007